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                                                                    EXHIBIT 23.1


                      CONSENT OF INDEPENDENT ACCOUNTANTS

     We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 (No. 333-23003) of Cross-Continent Auto Retailers, Inc. of our report dated February 13, 1997, except for Note 20 which is as of March 27, 1997 appearing in this Form 10-K.


PRICE WATERHOUSE LLP


Fort Worth, Texas
March 27, 1997